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                                                                    EXHIBIT 10.2

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

This Registration Rights Agreement is made and entered into as of the 31st day of January, 2001, by and among Medi-Ject Corporation, a Minnesota corporation (the "Company") and Permatec Holding AG, a company organized in Switzerland ("Permatec").

                                   RECITALS

     A. Permatec and the Company have entered into that certain Stock Purchase Agreement, dated as of July 14, 2000, as amended as of October 17, 2000 and as of November 30, 2000, (the "Purchase Agreement") by and among Medi-Ject Corporation, Permatec Holding AG, Permatec Pharma AG, Permatec Technologie AG and Permatec NV.

     B. It is a condition to the transactions contemplated in the Purchase Agreement that the Company provide the registration rights provided herein and the parties hereto desire to provide for such rights on the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the premises and covenants contained herein, the parties hereto agree as follows:

1.   Defined Terms.  Unless otherwise noted, all capitalized terms used herein
     -------------
shall have the meanings afforded them in the Purchase Agreement.

2.   Registration Rights.  The Company covenants and agrees as follows:
     -------------------

     2.1  Piggyback Registration. If the Company proposes to claim an exemption
          ----------------------
under Section 3(b) for a public offering of any of its securities or to register under the Securities Act of 1933 (the "Securities Act") (except by a claim of exemption or registration statement on a form that does not permit the inclusion of shares by its security holders) any of its securities, it will give written notice to Permatec as the registered holder of shares of Common Stock of the Company received under the Purchase Agreement (the "Shares") (Shares referred to herein as "Registrable Stock") of its intention to do so and, on the written request of Permatec given within twenty (20) days after receipt of any such notice, the Company will cause all shares of Registrable Stock as to which Permatec has requested registration, to be included in such notification or registration statement proposed to be filed by the Company; provided, however, that (i) the Company shall not be required to include any such shares of Registrable Stock in any such registration if Permatec is able to sell such Registrable Stock during the three-month period beginning on the date such notice is received by Permatec, without restriction pursuant to Rule 144(k) under the Securities Act; (ii) the Company shall not be required to give such notice with respect to, or to include such Registrable Stock in, any such registration which is primarily (A) a registration of a stock option plan or other employee benefit plan or of securities issued or issuable pursuant to any such plan such as a registration on Form S-8, or (B) a registration of securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation such as a registration on Form S-4; (iii) the Company may, in its sole discretion, suspend the
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effectiveness of or withdraw any such registration statement and abandon the proposed offering in which Permatec had requested to participate; and (iv) if the offering to which the registration statement relates is to be distributed by or through an underwriter, Permatec shall agree, as a condition to the inclusion of its securities in such registration, to sell the securities held by such holder through such underwriter on the same terms and conditions as the underwriter agrees to sell securities on behalf of the Company and not to sell, transfer, pledge, assign or otherwise dispose of any shares of Common Stock not sold by Permatec in such offering for such period (up to (180) days after the effective date of the registration statement) as may be required by the underwriter.

     2.2  Registration - General Provisions.  In connection with the
          ---------------------------------
registration of the Registrable Stock under the Securities Act, the Company will:

          (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become effective as soon as possible after the date it is filed and keep the prospectus which is a part of such registration statement current until the earlier of the date on which: (i) all such shares have been sold, or (ii) 90 days after the date it is declared effective by the Commission (the "Effectiveness Period");

          (b) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for the Effectiveness Period referred to in Section 2.2(a) above;

          (c) at the request of Permatec, provide Permatec's legal counsel with reasonable opportunities to review and comment on, and otherwise participate in, the preparation of such registration statement;

          (d) furnish to Permatec and to the underwriters of the securities being registered, if any, such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as Permatec and the underwriters may reasonably request in order to facilitate the public offering of such securities;

          (e) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as Permatec may reasonably request in writing within 30 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process (which shall not include a "Uniform Consent to Service of Process" or other similar consent to service of process which relates only to actions or proceedings arising out of or in connection with the sale of securities, or out of a violation of the laws of the jurisdiction requesting such consent) or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

          (f) notify Permatec, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed with the Commission;

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         (g) notify Permatec promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

         (h) provide Permatec with customary opinions and accountants' cold comfort letter;

         (i) prepare and file with the Commission, promptly upon the request of Permatec, any amendments or supplements to such registration statement or prospectus which, in the opinion of Permatec's legal counsel, if any (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations promulgated thereunder in connection with the distribution of the shares of the Company's common stock by Permatec;

         (j) prepare and promptly file with the Commission and promptly notify Permatec of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

         (k) advise Permatec, and Permatec's legal counsel, if any, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

    2.3  Registration Expenses.  The Company shall pay all Registration
         ---------------------
Expenses (as defined below) in connection with the inclusion of shares of the Company's common stock in any registration statement, or application to register or qualify such shares under state securities laws, filed by the Company hereunder, other than as set forth herein. For purposes of this Agreement, the term "Registration Expenses" means the filing fees payable to the Commission, any state agency and the NASD; the fees and expenses of the Company's legal counsel and independent certified public accountants in connection with the preparation and filing of the registration statement (and all amendments and supplements thereto) with the Commission; and all expenses relating to the printing of the registration statement, prospectuses and various agreements executed in connection with the registration statement. Notwithstanding the foregoing, Permatec will pay the fees and expenses of any legal counsel Permatec may engage, as well as Permatec's share of any custodian fees or commission or discounts or transfer taxes which may be payable to any underwriter and any other expenses incurred by Permatec not expressly included herein.

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     3.  Indemnification; Contribution.
         ------------------------------

         (a) To the extent permitted by law, the Company will indemnify Permatec, each of its officers, directors, members and partners, and each person controlling Permatec, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, each director and controlling person of the Company and each officer of the Company who signed the registration statement, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions, proceedings or settlements, if such settlements are effected with the written consent of the Company, in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or the Securities Exchange Act of 1934 (the "Exchange Act") or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse Permatec, each of its officers, directors, members and partners, and each person controlling Permatec, each such director, controlling person and officer, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, action or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by Permatec and stated to be specifically for use therein.

        (b) To the extent permitted by law, Permatec will indemnify the Company, each director, officer and controlling person of the Company and each officer of the Company who signed the registration statement, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions, proceedings or settlements, if such settlements are effected with the written consent of Permatec, in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document in which Permatec's shares are included (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by Permatec and stated to be specifically for use therein, or any violation by Permatec of the Securities Act or the Exchange Act or any rule or regulation thereunder applicable to Permatec and relating to action or inaction required of Permatec in connection with any such registration, qualification or compliance, and will reimburse the Company, each of its officers, directors, and each person controlling the Company, each such underwriter and each person who controls any such underwriter, for any

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legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, action or proceeding.

        (c) The party entitled to indemnification under this Section 3 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, except that if the defendants in any action include both the Indemnified Party and the Indemnifying Party and there is a conflict of interest which would prevent counsel for the Indemnifying Party from also representing the Indemnified Party, the Indemnified Party or Parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such Indemnified Party or Parties and to be indemnified for the expense of such separate Counsel, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure to notify materially and adversely affects the Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

        (d) If the indemnification provided for in this Section 3 shall for any reason be unenforceable by an Indemnified Party, although otherwise available in accordance with its terms, then each Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of the losses, claims, damages, liabilities or expenses with respect to which such Indemnified Party has claimed indemnification, in such proportion as is appropriate to reflect the relative fault of the Indemnified Party on the one hand and the Indemnifying Party on the other in connection with the statement or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on one hand and Permatec on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total proceeds received by Permatec, in each case as set forth in the table on the cover page of the prospectus. The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Indemnifying Party or the Indemnified Party, and such parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission. The Company and Permatec agree

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that it would not be just and equitable if contribution pursuant hereto were to be determined by pro rata allocation or by any other method of allocation which does not take into account such equitable consideration. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or expenses referred to herein shall be deemed to include any legal or other expense reasonably incurred by such Indemnified Party in connection with investigating or defending against any action or claim which is the subject hereof. In no case, however, shall Permatec be responsible for a portion of the contribution obligation in excess of the net proceeds to Permatec of securities sold as contemplated herein. No person guilty of fraudulent misrepresentation (within the meaning of Section11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

     4.  Miscellaneous.
         -------------

         (a) Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given or made unless the Company has obtained the written consent of Permatec.

         (b) All notices and other communications provided for or permitted hereunder shall be made by hand delivery, facsimile, overnight courier or registered first-class mail to the address of the party set forth on the signature page. All such notices and communications shall be deemed to have been duly given: when delivered, if by hand, overnight courier or mail; or when transmission is confirmed by the sending unit, if by facsimile.

         (c) This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (d) The headings to this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (e) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Minnesota without giving effect to the principles of conflicts of law thereof.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date indicated above.

                                     MEDI-JECT CORPORATION


                                     /s/ Franklin Pass
                                     --------------------------------------
                                     By:  Franklin Pass, M.D.
                                     Its: President and Chief Executive Officer

                                     Address:  161 Cheshire Lane, Suite 100
                                               Minneapolis, MN 55441


                                     PERMATEC HOLDING AG


                                     /s/ Dr. Jacques Gonella
                                     --------------------------------------
                                     By:  Dr. Jacques Gonella
                                     Its: Chairman

                                     Address:  Gewerbestrasse 18
                                               CH-4123, Allschwil, Switzerland

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